Securities and Exchange Commission
                              Washington, DC 20549

                                    Form 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 28, 2004
                                                 -------------

                                  ASTRALIS LTD.
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                  000-30997                 84-1508866
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(State or Other Jurisdiction       (Commission              (IRS Employer
      of Incorporation)            File Number)           Identification No.)

75 Passaic Avenue, Fairfield, New Jersey                                 07004
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(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code (973) 227-7168
                                                   -----------------------------

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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

On July 28, 2004, the Registrant issued a press release announcing the resignation of Mike Ajnsztajn, the Registrant's Chief Executive Officer and Gina Tedesco, the Registrant's Chief Financial Officer. The resignations are effective immediately with respect to Mr. Ajnsztajn's and Ms. Tedesco's positions as members of the Registrant's Board of Directors and effective as of August 26, 2004 with respect to their positions as Chief Executive Officer and Chief Financial Officer, respectively. A copy of the press release issued by the Registrant is included herewith as Exhibit 99.1 and is incorporated by reference herein.

ITEM 7. EXHIBITS.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit
Number      Description
------      --------------------------------------------------------------------

99.1 Press Release, dated July 28, 2004, announcing the resignation of the Registrant's Chief Executive Officer and Chief Financial Officer

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                ASTRALIS LTD.


Date: July 29, 2004                             By: /s/ Dr. Jose Antonio O'Daly
                                                    ------------------
                                                    Dr. Jose Antonio O'Daly
                                                    Chairman of the Board &
                                                    President of Research and
                                                    Development